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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                 Current Report Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934



         Date of Report (Date of Earliest Event Reported): April 3, 2000



                            METACREATIONS CORPORATION
             (Exact name of registrant as specified in its charter)



                         Commission file number 0-27168



          Delaware                                   95-4102687
 (State of incorporation)               (I.R.S. Employer Identification Number)



                   6303 Carpinteria Ave, Carpinteria, CA 93013
                    (Address of principal executive offices)



                                 (805) 566-6200
              (Registrant's telephone number, including area code)






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ITEM 5.  OTHER EVENTS

The purpose of this Form 8-K is to file a press release issued by MetaCreations Corporation ("MetaCreations") and Metastream Corporation ("Metastream") on April 3, 2000, announcing the appointment James A. Abate as Chief Financial Officer of both MetaCreations and Metastream and Paul Kadin as Chief Marketing Officer of Metastream. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference to this Item 5.










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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                     METACREATIONS CORPORATION
                                     (Registrant)



Date:  April 5, 2000                 /s/ JAY W. JENNINGS
                                     ------------------------------------------
                                     Jay W. Jennings
                                     Vice President and Chief Financial Officer








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                                INDEX TO EXHIBITS



Exhibit
Number                Description
-------               -----------

99.1 Press Release dated April 3, 2000, announcing the appointment James A. Abate as Chief Financial Officer of both MetaCreations and Metastream and Paul Kadin as Chief Marketing Officer of Metastream.









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